UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2025

Actelis Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41375	52-2160309
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4039 Clipper Court, Fremont, CA 94538

(Address of principal executive offices)

(510) 545-1045

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ASNS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF A MATTER TO A VOTE OF SECURITY HOLDERS.

On November 7, 2025, Actelis Networks, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”). The record date for stockholders entitled to notice of, and to vote at, the Special Meeting was September 8, 2025 (the “Record Date”). As of the Record Date, there were 14,782,509 shares of common stock, par value $0.0001 per share (“Common Stock”) of the Company outstanding. Each share of the Company’s Common Stock represents one vote that could be voted on each matter that came before the Special Meeting.

At the Special Meeting, 5,454,822 shares of Common Stock were represented and voted, in person or by proxy, constituting a quorum for the Special Meeting (the 5,454,822 votes represented equaled approximately 36.90% of the outstanding possible votes).

At the Special Meeting, four proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on September 30, 2025 (the "Proxy Statement"). The final voting results were as follows:

Proposal 1

To authorize and approve, for purposes of complying with Nasdaq listing rule 5635(d), the ability to issue warrants to purchase shares of the Company’s Common Stock, and the issuance of Common Stock underlying such warrants, pursuant to the terms of a warrant inducement transaction set forth in the Inducement Letter, dated September 2, 2025.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,356,971	152,598	16,503	3,928,750

Proposal 2

To authorize and approve, for purposes of complying with Nasdaq listing rule 5635(d), the ability to issue warrants to purchase shares of the Company’s Common Stock, and the issuance of Common Stock underlying such warrants, pursuant to with an offering of securities of the Company that occurred on June 30, 2025.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,354,486	156,580	15,006	3,928,750

Proposal 3

To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split (the “Reverse Stock Split”) with respect to the Company’s issued and outstanding Common Stock, at a ratio of 1-for-7 to 1-for-12, with the ratio at which the Reverse Stock Split would be effected to be a ratio within the range to be determined at the discretion of the Company’s board of directors and included in a public announcement by the Company before the effectiveness of the Reverse Stock Split.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,930,672	334,395	189,755	3,928,750

Proposal 4

The proposal to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1, 2 and/or 3 was withdrawn because the Company’s stockholders approved and adopted the Proposals 1, 2, and 3, as noted above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTELIS NETWORKS, INC.

Dated: November 7, 2025	By:	/s/ Yoav Efron
	Name:	Yoav Efron
	Title:	Deputy Chief Executive Officer and Chief Financial Officer

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